                                                                   EXHIBIT 10.41

                                 AMENDMENT NO. 1

                           DATED AS OF MARCH 28, 2003

                                       TO

                  RECEIVABLES PURCHASE AND SERVICING AGREEMENT

                                       AND

                         SALE AND CONTRIBUTION AGREEMENT

                           DATED AS OF AUGUST 30, 2002

                  THIS AMENDMENT NO. 1 (this "AMENDMENT") is entered into as of March 28, 2003 by and among AVONDALE FUNDING, LLC ("FUNDING"), AVONDALE MILLS, INC. ("AVONDALE MILLS" or the "SERVICER"), AVONDALE INCORPORATED (the "PARENT"), REDWOOD RECEIVABLES CORPORATION, a Delaware corporation, as a conduit purchaser (the "CONDUIT PURCHASER"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its separate capacities as a committed purchaser (the "COMMITTED PURCHASER"), and as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") under the Receivables Purchase and Servicing Agreement referred to below. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings given such terms in Annex X to the Receivables Purchase and Servicing Agreement, as amended hereby.

                                    RECITALS:

                  WHEREAS, Avondale Mills, the Parent and Funding are parties to a Sale and Contribution Agreement dated as of August 30, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "SALE AND CONTRIBUTION AGREEMENT");

                  WHEREAS, Funding, the Servicer, the Conduit Purchaser, the Committed Purchaser and the Administrative Agent are parties to a Receivables Purchase and Servicing Agreement dated as of August 30, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "RECEIVABLES PURCHASE AND SERVICING AGREEMENT");

                  WHEREAS, many of the defined terms used in the Sale and Contribution Agreement and the Receivables Purchase and Servicing Agreement are set forth in Annex X attached thereto ("ANNEX X"); and

                  WHEREAS, Funding, Avondale Mills, the Servicer, the Parent, the Conduit Purchaser, the Committed Purchaser and the Administrative Agent have agreed to amend Annex X on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Funding, Avondale Mills, the Servicer, the

Parent, the Conduit Purchaser, the Committed Purchaser and the Administrative Agent hereby agree as follows.

                  1. AMENDMENT TO ANNEX X. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, Annex X is hereby amended as follows:

                  The definition of "Credit Agreement" is hereby amended and restated in its entirety to read as follows:

                  "Credit Agreement" means that certain Third Amended and Restated Credit Agreement dated as of March 28, 2003, among the Originator, as borrower, the lenders party thereto and Wachovia Bank, N.A., as agent for itself and the other lenders party thereto.

                  2. CONDITIONS OF EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date hereof (the "EFFECTIVE DATE") when, and only when, the Administrative Agent shall have received each of the following:

                  (a) counterparts of this Amendment duly executed by each of Funding, Avondale Mills, the Servicer, the Parent, the Conduit Purchaser, the Committed Purchaser and the Administrative Agent; and

                  (b) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

                  3. REPRESENTATIONS AND WARRANTIES.

                  3.1 Upon the effectiveness of this Amendment, each of Funding, Avondale Mills, the Servicer and the Parent (a) hereby reaffirms all covenants, representations and warranties made by it in the Sale and Contribution Agreement, the Receivables Purchase and Servicing Agreement and each other Related Document to the extent the same are not amended hereby and except to the extent the same expressly relates solely to an earlier date, (b) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date, (c) represents and warrants that, as of the Effective Date and after giving effect hereto, no Termination Event, Incipient Termination Event, Event of Servicer Termination or Incipient Servicer Termination Event has occurred and is continuing and (d) represents and warrants that no event or circumstance has occurred since the Closing Date that has resulted, or could reasonably be expected to result in, a Material Adverse Effect.

                  3.2 Each of Funding, Avondale Mills, the Servicer and the Parent hereby represents and warrants that this Amendment and each of the Sale and Contribution Agreement and the Receivables Purchase and Servicing Agreement, as amended hereby, (i) are within the corporate or limited liability company powers of such Person, (ii) have been duly authorized by all necessary corporate or limited liability company action, (iii) have received all necessary governmental approvals, (iv) do not and will not contravene or conflict with any provision of law or the applicable charter, by-laws, operating agreement or other organizational documents of such Person or any such Person and (v) constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their respective terms.

                  4. REFERENCE TO AND EFFECT ON RELATED DOCUMENTS.

                  4.1      Upon the effectiveness of this Amendment pursuant to
Section 2 hereof, on and after the Effective Date, each reference to Annex X, the Sale and Contribution Agreement and the Receivables Purchase and Servicing Agreement in any of the Related Documents shall mean and be a reference to Annex X, the Sale and Contribution Agreement or the Receivables Purchase and Servicing Agreement, as the case may be, as amended hereby.

                  4.2 Except as specifically set forth above, Annex X, the Sale and Contribution Agreement and the Receivables Purchase and Servicing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Funding, the Conduit Purchaser, the Committed Purchaser, the Administrative Agent or the Collateral Agent, nor constitute a waiver of any provision of any of the Related Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  4.4 Each party hereto agrees and acknowledges that this Amendment constitutes a Related Document under and as defined in the Receivables Purchase and Servicing Agreement.

                  5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  6. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  7. ENTIRE AGREEMENT. This Amendment, taken together with the Sale and Contribution Agreement, the Receivables Purchase and Servicing Agreement and all of the other Related Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

                  8. GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

                  9. NO COURSE OF DEALING. The Conduit Purchaser, the Committed Purchaser and the Administrative Agent have entered into this Amendment on the express understanding with Funding, Avondale Mills, the Servicer and the Parent that in entering into this Amendment the Conduit Purchaser, the Committed Purchaser and the Administrative Agent are not establishing any course of dealing with Funding, Avondale Mills, the Servicer or the Parent. The rights of the Conduit Purchaser, the Committed Purchaser and the Administrative Agent to require strict performance with all the terms and conditions of the Sale and Contribution Agreement and the Receivables Purchase and Servicing Agreement as amended by this Amendment and the other Related Documents shall not in any way be impaired by the execution of this Amendment. None of the Conduit Purchaser, the Committed Purchaser and the Administrative Agent shall be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Conduit Purchaser, the Committed Purchaser and the Administrative Agent may require the payment of fees in connection therewith.

                  10. WAIVER OF CLAIMS. In consideration for the execution by the Conduit Purchaser, the Committed Purchaser and the Administrative Agent of this Amendment, each of Funding, Avondale Mills, the Servicer and the Parent hereby waives each and every claim, defense, demand, action and suit of any kind or nature whatsoever against each of the Conduit Purchaser, the Committed Purchaser, the Administrative Agent, the Operating Agent, the Collateral Agent and each other Affected Party arising on or prior to the date hereof in connection with the Purchase Agreement, any of the Related Documents and the transactions contemplated thereby.

                  11. EXPENSES. In consideration for the execution by the Conduit Purchaser, the Committed Purchaser, the Administrative Agent and the Collateral Agent of this Amendment, each of Funding, Avondale Mills, the Servicer and the Parent severally agrees to promptly reimburse each of the Conduit Purchaser, the Committed Purchaser, the Administrative Agent and the Collateral Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees and expenses, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

                  12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of Funding, Avondale Mills, the Servicer, the Parent, the Conduit Purchaser, the Committed Purchaser, the Administrative Agent and the Collateral Agent and their respective successors and assigns and shall inure to the benefit of each such Person.

                  13. INTEGRATION. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supercedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters contained in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements among the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the day and year first above written.

                                   AVONDALE FUNDING, LLC

                                   By:________________________________
                                      Name:
                                      Title:

                                   AVONDALE MILLS, INC., as Originator and the
                                   Servicer

                                   By:________________________________
                                      Name:
                                      Title:

                                   AVONDALE INCORPORATED, as Parent

                                   By:________________________________
                                      Name:
                                      Title:

                                 Amendment No. 1
                           dated as of March 28, 2002
                 to Receivables Purchase and Servicing Agreement
                       and Sale and Contribution Agreement
                           dated as of August 30, 2002

                                   REDWOOD RECEIVABLES CORPORATION, as Conduit
                                   Purchaser

                                   By:________________________________
                                      Name:
                                      Title:

                                   GENERAL ELECTRIC CAPITAL CORPORATION, as
                                   Committed Purchaser

                                   By:________________________________
                                      Name:
                                      Title: Duly Authorized Signatory

                                   GENERAL ELECTRIC CAPITAL CORPORATION, as
                                   Administrative Agent

                                   By:________________________________
                                      Name:
                                      Title: Duly Authorized Signatory

Acknowledged and Agreed to
as of the date first written above:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Collateral Agent

By:________________________________
Name:
Title: Duly Authorized Signatory

                                 Amendment No. 1
                           dated as of March 28, 2002
                 to Receivables Purchase and Servicing Agreement
                       and Sale and Contribution Agreement
                           dated as of August 30, 2002